Subsequent Event	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Event

(14) Subsequent Event

On January 19, 2021, the Company completed the acquisition of 49.9% of the common shares of TAP Funding from TAP Ltd. for a total purchase price consideration of $21,500. Following the acquisition, the Company owns 100% of TAP Funding and became a wholly-owned subsidiary of the. On February 10, 2021, the Company fully paid and terminated its TAP Funding Revolving Credit Facility.

On February 10, 2021, TMCL VII issued $523,500 of aggregate Class A and $26,500 of aggregate Class B Series 2021-1 Fixed Rate Asset Backed Notes (“the TMCL VII 2021-1 Bonds”) to qualified institutional investors pursuant to Rule 144A under the Securities Act and to non-U.S. persons in accordance with Regulation S promulgated under the Securities Act. The TMCL VII 2021-1 Bonds totaling $550,000 represent partially amortizing notes payable over an expected payment term of 7.5 years. Proceeds from the TMCL VII 2021-1 Bonds were primarily used to pay down the Company’s revolving credit facilities to create additional borrowing capacity for future container investments. The TMCL VII 2021-1 Bonds are secured by a pledge of TMCL VII’s assets.

On February 19, 2021, TL completed a $70,270 seven-year term loan with a group of financial institutions that represents a partially amortizing term loan based on defined repayment schedules until February 2028. Interest on the outstanding amount due under this term loan is based on a fixed rate of 2.65% per annum, payable monthly in arrears. Proceeds from this term loan were used to pay down TL’s revolving credit facility.